Exhibit 99.1

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Ameriserv Financial Collectively Bargained 401(k) Plan (the "Plan") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey A. Stopko, in my capacity as Chief Financial Officer of Ameriserv Financial, Inc., administrator of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  the Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


/s/ Jeffrey A. Stopko
------------------------
Jeffrey A. Stopko
Chief Financial Officer
June 27, 2003


     A signed original of this written statement has been provided to Ameriserv Financial, Inc. ("Ameriserv"), as administrator of the Plan, and will be retained by Ameriserv and furnished to the Securities and Exchange Commission or its staff upon request.



        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Ameriserv Financial
Collectively Bargained 401(k) Plan (the "Plan") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Connie Brinham, in my capacity as Plan
Administrator of the Plan, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  the Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


/s/ Connie Brinham
------------------------
Connie Brinham
Plan Administrator
June 27, 2003


     A signed original of this written statement has been provided to Ameriserv Financial, Inc. ("Ameriserv"), as administrator of the Plan, and will be retained by Ameriserv and furnished to the Securities and Exchange Commission or its staff upon request.